COHEN & STEERS LOW DURATION PREFERRED AND INCOME FUND, INC.

Class A (LPXAX), Class C (LPXCX), Class I (LPXIX), Class R (LPXRX) AND Class Z (LPXZX) Shares

Supplement dated September 26, 2016 to the

Prospectus dated August 1, 2016

The “How To Purchase, Exchange and Sell Fund Shares—Purchasing The Class of Fund Shares That is Best For You” section of the Prospectus is hereby replaced in its entirety:

PURCHASING THE CLASS OF FUND SHARES THAT IS BEST FOR YOU

This Prospectus offers five separate classes of shares to give you flexibility in choosing a fee structure that is most beneficial to you. Each class represents an investment in the same portfolio of securities, but as described below, the classes utilize a combination of the fees listed below and other features to suit your investment needs. Because each investor’s financial considerations are different, you should speak with your financial advisor to help you decide which share class is best for you.

	Class A Shares	Class C Shares	Class I Shares	Class R Shares	Class Z Shares
Eligibility	Generally available through Financial Intermediaries	Generally available through Financial Intermediaries

Limited to:

• Current Institutional shareholders that meet certain requirements

• Certain employer-sponsored retirement and benefit plans

• Participants in certain programs sponsored by the Advisor or its affiliates or other Financial Intermediaries

• Certain employees of the Advisor or its affiliates

				Available through certain group retirement and benefit plans Generally not available for purchase by traditional and Roth individual retirement accounts known as “IRAs”	Available through Financial Intermediaries with a selling agreement with the Distributor Generally not available for purchase by traditional and Roth individual retirement accounts known as “IRAs”
Minimum Investment[1]	Initial investment: • No minimum Subsequent investment: • No minimum • $100 for Automatic Investment Plans	Initial investment: • No minimum Subsequent investment: • No minimum • $100 for Automatic Investment Plans	Initial investment: • $100,000 (aggregate for registered advisors) Subsequent investment: • No minimum • $500 for Automatic Investment Plans	Initial investment: • No minimum Subsequent investment: • No minimum • $50 for Automatic Investment Plans	Initial Investment: • No minimum Subsequent investment: • No minimum • $50 for Automatic Investment Plans
Initial Sales Charge[2]	Yes. Paid at the time you purchase your investment. Larger purchases may receive a lower sales charge	No. Full purchase price is invested in the Fund	No. Full purchase price is invested in the Fund	No. Full purchase price is invested in the Fund	No. Full purchase price is invested in the Fund

Contingent Deferred Sales Charge (“CDSC”)[3]	No. (You may pay a deferred sales charge for purchases of $500,000 or more that are redeemed within 1 year of purchase)	Yes. If you redeem your shares within 1 year of purchase you will be charged a 1% CDSC	No	No	No
Distribution and Service (12b-1)[4] Fees and Shareholder Service[5] Fees	Distribution and Service Fee: 0.35% Shareholder Service Fee: None	Distribution and Service Fee: 1.00% Shareholder Service Fee: None	Distribution and Service Fee: None Shareholder Service Fee: up to 0.10%	Distribution and Service Fee: 0.50% Shareholder Service Fee: None	Distribution and Service Fee: None Shareholder Service Fee: None
Redemption Fee	No	No	No	No	No
Advantages	• Lower continuing fees benefit long-term investors • You may qualify for a reduced initial sales charge due to the size of your investment

• No initial sales charge, so all of your assets are initially invested

• If you hold your shares for at least one year from the date of purchase, you will not pay a sales charge

• Class C shares may appeal to investors who have a shorter investment horizon relative to Class A share investors

			• No initial sales charge, so all of your assets are initially invested • No distribution fees	• No initial sales charge, so all of your assets are initially invested • No shareholder service fees	• No initial sales charge, so all of your assets are initially invested • No distribution or shareholder service fees
Disadvantages

• You pay a sales charge up front and therefore own fewer shares initially

• You will pay on-going distribution expenses, which may result in lower total performance than share classes that do not pay these fees

• You may pay a contingent deferred sales charge if shares are sold within one year of purchase

• You will pay on-going distribution expenses, which may result in lower total performance than share classes that do not pay these fees

			• Limited Availability	• Limited Availability • You will pay on-going distribution expenses, which may result in lower total performance than share classes that do not pay these fees	• Limited Availability

1	The Fund reserves the right to waive or change its minimum investment requirements.
2	A percentage fee deducted from your initial investment.
3	A percentage fee deducted from your sale proceeds based on the length of time you own your shares.
4	An ongoing annual percentage fee used to pay for distribution expenses and servicing shareholder accounts for Class A, Class C, and Class R shares.
5	An ongoing annual percentage fee used to pay for the cost of servicing shareholder accounts for Class I shares.

The Fund may have shareholders investing in classes of Fund shares indirectly through an account, platform or program sponsored by a financial institution. Investment and asset allocation decisions by such financial institutions regarding the account, platform or program through which multiple shareholders invest may result in subscription and redemption decisions that have a significant impact on the assets, expenses and trading activities of the Fund. Such a decision may cause the Fund to sell assets at disadvantageous times or prices, and may negatively affect the Fund’s NAV.

The Fund no longer accepts investments from investors with non-U.S. addresses and dealer controlled accounts designated as foreign accounts (“Restricted Accounts”). Existing Restricted Accounts can remain in the Fund, but are prohibited from making further investments. U.S. Armed Forces and Diplomatic post office addresses abroad are treated as U.S. addresses and can invest in the Fund. Addresses in U.S. territories, such as Guam and Puerto Rico, are treated as U.S. addresses and can invest in the Fund.

The Fund reserves the right to reject or cancel any purchase order and to withdraw or suspend the offering of shares at any time. In addition, the Fund reserves the right to waive or change its minimum investment requirements. The Fund may also request additional information from you in order to verify your identity. If you do not provide this information or if such information cannot be verified, we reserve the right to close your account to the extent required or permitted by applicable law or regulations, including those relating to the prevention of money laundering.

The following pages will cover additional details of each share class, including the sales charge table for Class A shares, reduced sales charge information, Class C share CDSC information, Class I, Class R and Class Z information, and sales charge waivers.

More information about existing sales charge reductions and waivers is available free of charge in a clear and prominent format via hyperlink at www.cohenandsteers.com and in the SAI, which is available on the website or upon request.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR RECORDS

LPXPROSUP-0916

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